DREYFUS NEW LEADERS FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The following letter is the first to be sent to shareholders of Dreyfus New Leaders Fund since the untimely death in October 1996 of Thomas A. Frank, who headed the Portfolio management team.
    As most of you are probably aware, Tom Frank embraced a team approach toward investment management. Dreyfus New Leaders Fund is now managed jointly by Paul Kandel and Hilary R. Woods, both of whom were personally selected by Tom to be his successors. Both had worked closely with Tom for a number of years and share his management philosophy.
    Paul Kandel serves as co-primary portfolio manager for the Small Cap Group. In addition, he is a senior sector manager for the technology and telecommunications industries in the Small Capitalization Equity Group at Dreyfus. Prior to joining Dreyfus in October of 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and IPOs in the telecommunications, technology and selected media industries. From 1988 to 1992, he was an assistant vice president at Bankers Trust Company responsible for the telecommunications, electric utility, cellular and technology industries. Mr. Kandel is a member of the Software Analysts and Communication Technology Investment Analysts Splinter Groups.
    Hilary Woods also serves as co-primary portfolio manager for the Small Cap Group. In addition, she is a sector manager for the capital goods industries in the Small Capitalization Equity Group. Ms. Woods joined Dreyfus in 1987 as senior securities analyst for value securities and the capital goods industries. Previously, Ms. Woods was with Neuberger & Berman for six and a half years, most recently as an assistant portfolio manager and analyst. Ms. Woods is a chartered financial analyst (CFA) and a member of the Machinery Analysts of New York, Inc.
    We have full confidence in the ability of Paul and Hilary to continue managing your Fund in the manner to which you are accustomed.
                              Sincerely,

                      [Stephen E. Canter signature logo]
                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation


DREYFUS NEW LEADERS FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Equities continue to be the asset class of choice, and in 1996, stock market investors once again enjoyed robust double digit returns. Dreyfus New Leaders Fund finished the year with a total return of 17.31%.* This compares with the return of 16.50% for the Russell 2000 Index of small capitalization stocks.**
ECONOMIC REVIEW
    The much-heralded "Goldilocks" phase of the U.S. economy - not too hot and not too cold - may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would in our opinion help allay inflation fears and sustain another year of economic growth.
    Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad-based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still tended to surprise on the upside and should maintain steady growth in 1997 too.
    Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. The general price structure has so far ignored the higher oil price, responding to it as temporary. However, oil prices have been rising now for a year and, at some point, their ability to raise the overall price level may become worrisome, especially if the Fed finds them significant.
    Both long-term and short-term interest rates were quite volatile in 1996. The strength of the economy prompted rising rates through summer's end, but bond yields then fell 90 basis points after the economy slowed. That period of low rates may have ended now that faster growth is again apparent.
    We believe the economy has reverted to a period of growth above the long-term average. Key issues are whether faster growth will fuel higher inflation this time and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.
MARKET OVERVIEW
    The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. By the end of the year, the Standard & Poor's 500 Composite Stock Price Index had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%.*** The road leading to those impressive year-end gains was not a smooth one, however.
    The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year - low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By midyear, satisfaction with the economy turned into fear that economic growth might be overdone.

    The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.
    As summer turned into fall, interest rates eased and inflation remained at bay. The benign economic environment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-fall the prospect that government would continue divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another plus factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.
    Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While at the very end of the year, caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average surpassed 6700.
    Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer nondurables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.
PORTFOLIO FOCUS
    When Dreyfus set out in 1985 on the initiative of managing this Fund, it was in the belief that a simple style of investing in good companies with good fundamentals at appropriate valuations would provide results that would sooner or later gain broad acceptance by the investing public. We are pleased to report that our efforts have borne fruit, with the Fund's assets now approaching $900 million dollars. We are thankful for your support, and have enjoyed working with you on this journey.
    1996 can be characterized by two different investment environments for small cap stocks. For the first half of the year, the Russell 2000 Index, our benchmark, outperformed the more popular Standard & Poor's 500 Composite Stock Price Index (the S&P 500). New money flows sought out aggressive growth and smaller capitalization funds. After a significant setback midyear, however, investors lost some of their nerve and showed a marked preference for the perceived safety of the more liquid, blue chip names that populate the S&P 500. For the full year, the Russell 2000 Index underperformed the S&P 500 by 645 basis points as cited earlier in this letter.
ENERGY
    The Energy sector was the year's big winner on an absolute basis, and we remained overweighted in this sector throughout 1996. The best individual stock in your Fund was, by far, the exploration and production company Flores & Rucks. Other big winners were offshore construction producer Global Industries; oil service company Dreco Energy Services; and Unit Corp., another exploration and production company. There was only one poor energy performer: the exploration and production firm Cairn Energy. We continue to feel that an overweight in energy is appropriate in 1997. We believe the fundamentals continue to improve in this group, and the valuations are still compelling.

FINANCIAL SECTOR
    Credit-sensitive stocks also had an outstanding year. Top stocks included savings bank Greenpoint Financial, and insurance companies Everest
Reinsurance Holdings, Ace, Enhance Financial Services Group and Capital Re. Standard Federal Bancorp was acquired by ABN AMRO, and National Re by General Re. The only financial stocks that lost money for your Fund during this period were broker Alexander & Alexander Services, and property and casualty reinsurer Trenwick Group. Exposure to REITs would have enhanced the Fund's performance.
CONSUMER STOCKS
    Another strong group was the diverse Consumer Discretionary sector. The best performing consumer stock was Consolidated Stores Corp., followed by Jones Apparel Group, Tiffany & Co., Culligan Water Technologies and Sola International, a manufacturer of eyeglass lenses. Disappointing stocks included gambling plays Sun International Hotels and Station Casinos. Our sector analysts continue to prospect in this area with the goal of discovering 1997's big winners. It is an eclectic group with many potential op portunities.
CAPITAL GOODS
    Superior stock selection in the Capital Goods sector added significantly to your Fund's returns. A major theme of the Fund has been riding the commercial aerospace cycle by owning the suppliers to Boeing and Airbus.
These stocks included Coltec Industries, Rohr Inc. and Thiokol. Other winners in the capital goods segment were Manitowoc, a crane and ice machine manufacturer, USA Waste Service and special chemical producer Crompton & Knowles. Two underperformers were Titan Wheel International, a manufacturer of agricultural tires and wheels, and IMCO Recycling, both of which disappointed with lower 1996 earnings. We remain constructive on the capital goods segment in 1997 due to the length of the aerospace cycle and the positive producer economy.
HEALTH CARE
    Health care stocks were a minefield in 1996. This was the only Russell 2000 sector that posted negative returns for the year; however, your Fund made money with its investments. We were fortunate to avoid most of the losers, and picked a number of winners. Top holding Mentor, a special medical products company, was the stellar performer for the year; followed by Guidant Corp., a cardiovascular device company; and Universal Health Services Cl.B., a hospital management company. Losses were purged from the portfolio but included Orthologic, an orthopedic device company; Heartport Inc., a heart surgery products manufacturer; and Living Centers of America, an operator of long-term health centers. We had been underrepresented in health care all year, but are increasing our exposure for 1997 based on our belief that the valuations have now reached reasonable levels.
TECHNOLOGY
    The trickiest sector always seems to be Technology. Some of our best and worst stocks fall into this group. After exhibiting leadership in the first half of 1996, the second half of the year was not kind to small cap technology stocks. Here it is critical to have, as we believe we do, a sector analyst out in front in an industry that changes rapidly. Winners for the year included Aspect Telecommunications, McAfee Associates, Securities Dynamics and Vanstar Corporation. Losers included three software companies:
Intervoice, FTP Software, and Aurum Software. It is interesting to note that most of these companies were high multiple software companies. We go into 1997 slightly overweight in technology with hopes that our selected dynamic companies will deliver on their high potential.

    In conclusion, small and medium-sized companies will, in our opinion, continue to prosper in the current environment, so we remain very constructive on small cap equities. We believe there is opportunity for growth in the industries in which we invest and the niche markets in which these companies are positioned. We want to assure our investors, both old and new, that we will direct our resources to discover the companies and industries that we hope will propel your Fund into the millennium.
We thank you for your interest. You may be sure we will exert our best efforts on your behalf.
                              Sincerely,

                       [Paul Kandel signature logo]
                              Paul Kandel
                              Co-Portfolio Manager


                      [Hilary Woods signature logo]
                              Hilary Woods
                              Co-Portfolio Manager
January 16, 1997
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions.The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Dreyfus New Leaders Fund, Inc.           December 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW LEADERS FUND, INC. AND
THE RUSSELL 2000 INDEX

Dollars
$57,880
Dreyfus New Leaders
Fund
$39,422
Russell 2000 Index*
*Source: Lipper Analytical Services, Inc.
[Exhibit A]

Average Annual Total Returns
           One Year Ended              Five Years Ended            Ten Years Ended          From Inception (1/29/85)
         December 31, 1996            December 31, 1996           December 31, 1996           to December 31, 1996
        __________________            __________________         __________________         __________________________
               17.31%                       14.26%                      14.39%                       15.87%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New Leaders Fund, Inc. on 1/29/85 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. For comparative purposes, the value of the Index on 1/31/85 is used as the beginning value on 1/29/85. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS                                                                                    DECEMBER 31, 1996


Common Stocks-95.6%                                                                                 Shares             Value
                                                                                                  __________         __________
     Commerical Services-1.0%Boise   Cascade Office Products................      (a)                115,000    $    2,415,000
                                     Robert Half International..............      (a)                150,000         5,156,250
                                                                                                                  ____________
                                                                                                                     7,571,250
                                                                                                                  ____________
     Consumer Durables-2.5%          Champion Enterprises...................      (a)                250,000         4,875,000
                                     Outboard Marine........................                         350,000         5,775,000
                                     Sola International.....................      (a)                225,000         8,550,000
                                                                                                                  ____________
                                                                                                                    19,200,000
                                                                                                                  ____________
     Consumer Non-Durables-1.7%      Bush Boake Allen.......................      (a)                150,000         3,993,750
                                     Warnaco Group, Cl. A...................                         325,000         9,628,125
                                                                                                                  ____________
                                                                                                                    13,621,875
                                                                                                                  ____________
     Consumer Services-5.2%          Cox Radio, Cl. A.......................     (a)                 125,000         2,187,500
                                     Individual Investors Group.............  (a,b,c)                307,692         2,007,690
                                     Meredith...............................                         200,000        10,550,000
                                     Primadonna Resorts.....................      (a)                203,500         3,459,500
                                     Scholastic.............................      (a)                130,000         8,742,500
                                     Station Casinos........................      (a)                480,000         4,860,000
                                     Sun International Hotels...............      (a)                150,000         5,475,000
                                     Univision Communications, Cl. A........      (a)                100,000         3,700,000
                                                                                                                  ____________
                                                                                                                    40,982,190
                                                                                                                  ____________
     Electronic Technology-9.2%      Altera.................................      (a)                 80,000         5,815,000
                                     Aspect Telecommunications..............      (a)                160,000        10,160,000
                                     Auspex Systems.........................      (a)                270,000         3,138,750
                                     Read-Rite..............................      (a)                260,000         6,565,000
                                     Rohr...................................      (a)                500,000        11,312,500
                                     Sanmina................................      (a)                115,000         6,497,500
                                     Thermotrex.............................      (a)                165,000         4,516,875
                                     Thiokol................................                         250,000        11,187,500
                                     VLSI Technology........................      (a)                250,000         5,968,750
                                     Vitesse Semiconductor..................      (a)                150,000         6,825,000
                                                                                                                  ____________
                                                                                                                    71,986,875
                                                                                                                  ____________
     Energy Minerals-3.3%            Flores & Rucks.........................      (a)                225,000        11,981,250
                                     Nuevo Energy...........................      (a)                 49,100         2,553,200
                                     Parker & Parsley Petroleum.............                         300,000        11,025,000
                                                                                                                  ____________
                                                                                                                    25,559,450
                                                                                                                  ____________
     Finance-20.3%                   ACE....................................                         150,000         9,018,750
                                     Amerin.................................      (a)                310,000         7,982,500
                                     Berkley (W.R.).........................                         135,000         6,851,250
                                     Capital Re.............................                         225,000        10,490,625
                                     CapMAC Holdings........................                         250,000         8,281,250
                                     Charter One Financial..................                         145,100         6,094,200
                                     Chittenden.............................                         256,250         6,117,969
                                     Colonial BancGroup, Cl. A..............                         122,000         4,880,000
                                     CorVel.................................      (a)                185,000         5,365,000
                                     Dime Bancorp...........................      (a)                440,000         6,490,000
                                     Enhance Financial Services Group.......                         250,000         9,125,000

Dreyfus New Leaders Fund, Inc.
Statement of Investments (continued)                                                                     December 31, 1996
Common Stocks (continued)                                                                           Shares           Value
                                                                                                  __________        __________
     Finance (continued)             Everest Reinsurance Holdings...........                         367,800     $  10,574,250
                                     Executive Risk.........................                         250,000         9,250,000
                                     FINOVA Group...........................                         148,000         9,509,000
                                     Frontier Insurance Group...............                         240,000         9,180,000
                                     Greenpoint Financial...................                         160,000         7,580,000
                                     Hibernia, Cl. A........................                         405,000         5,366,250
                                     Ohio Casualty..........................                         150,000         5,325,000
                                     Presidential Life......................                         400,000         4,825,000
                                     Reliance Group Holdings................                         810,000         7,391,250
                                     Western National.......................                         475,000         9,143,750
                                                                                                                  ____________
                                                                                                                   158,841,044
                                                                                                                  ____________
     Health Services-3.3%            Allegiance.............................                         200,000         5,525,000
                                     OccuSystems............................      (a)                100,000         2,700,000
                                     Physician Sales & Service..............      (a)                260,000         3,737,500
                                     Transition Systems.....................      (a)                377,500         5,332,187
                                     Universal Health Services, Cl. B.......      (a)                310,000         8,873,750
                                                                                                                  ____________
                                                                                                                     26,168,437
                                                                                                                  ____________
     Health Technology-8.5%          Acuson.................................      (a)                150,000         3,656,250
                                     ChiRex.................................                         365,000         4,380,000
                                     Guilford Pharmaceuticals...............      (a)                199,200         4,631,400
                                     Mentor.................................                         470,000        13,865,000
                                     Nellcor Puritan Bennett................      (a)                250,000         5,468,750
                                     STERIS.................................      (a)                200,000         8,700,000
                                     Sepracor...............................      (a)                375,000         6,234,375
                                     Trex Medical...........................      (a)                91,500          1,189,500
                                     Varian Associates......................                         175,000         8,903,125
                                     Watson Pharmaceuticals.................      (a)                200,000         8,987,500
                                                                                                                  ____________
                                                                                                                    66,015,900
                                                                                                                  ____________
     Industrial Services-5.6%        Culligan Water Technologies............     (a)                 250,000        10,125,000
                                     Dailey Petroleum Services..............    (a,b)                320,000         3,360,000
                                     Global Industries......................      (a)                730,000        13,596,250
                                     IMCO Recycling.........................                         285,000         4,168,125
                                     Philip Environmental...................      (a)                400,000         5,800,000
                                     Separation Technologies................  (a,b,c)                81,984            311,539
                                     USA Waste Service......................      (a)                200,000         6,375,000
                                                                                                                  ____________
                                                                                                                    43,735,914
                                                                                                                  ____________
     Non-Energy Minerals-1.9%        Minerals Technologies..................                         150,000         6,150,000
                                     Santa Fe Pacific Gold..................                         562,500         8,648,437
                                                                                                                  ____________
                                                                                                                    14,798,437
                                                                                                                  ____________
     Process Industries-7.8%Albany   International, Cl. A...................                         300,000         6,937,500
                                     Applied Extrusion Technologies.........      (a)                250,000         2,625,000
                                     Cabot..................................                         125,000         3,140,625
                                     Cambrex................................                         255,000         8,351,250
                                     Crompton & Knowles.....................                         615,000        11,838,750
                                     International Specialty Products.......      (a)                220,000         2,695,000

Dreyfus New Leaders Fund, Inc.
Statement of Investments (continued)                                                                       December 31, 1996
Common Stocks (continued)                                                                            Shares          Value
                                                                                                   __________       __________
     Process Industries (continued)  OM Group...............................                         247,500    $    6,682,500
                                     Spartech...............................                         565,000         6,285,625
                                     Westpoint Stevens......................      (a)                200,000         5,975,000
                                     Witco..................................                         220,000         6,710,000
                                                                                                                  ____________
                                                                                                                    61,241,250
                                                                                                                  ____________
     Producer Manufacturing-9.4%     Coltec Industries......................      (a)                650,000        12,268,750
                                     Crane..................................                         270,000         7,830,000
                                     Harnischfeger Industries...............                         150,000         7,218,750
                                     Huntco, Cl. A..........................                         157,100         2,317,225
                                     Keystone International.................                         400,000         8,050,000
                                     MagneTek...............................      (a)                650,000         8,368,750
                                     Manitowoc..............................                         225,000         9,112,500
                                     Osmonics...............................      (a)                114,800         2,525,600
                                     Stewart & Stevenson Services...........                         290,000         8,446,250
                                     Titan Wheel International..............                         550,000         7,012,500
                                                                                                                  ____________
                                                                                                                    73,150,325
                                                                                                                  ____________
     Retail Trade-4.7%               Consolidated Stores....................      (a)                310,000         9,958,750
                                     Pep Boys-Manny, Moe & Jack.............                         200,000         6,150,000
                                     Stein Mart.............................      (a)                230,000         4,657,500
                                     Talbots................................                         215,000         6,154,375
                                     Tiffany & Co...........................                         260,000         9,522,500
                                                                                                                  ____________
                                                                                                                    36,443,125
                                                                                                                  ____________
     Technology Services-7.8%        Aspect Development.....................      (a)                180,000         4,905,000
                                     Aurum Software.........................      (a)                180,000         4,162,500
                                     Citrix Systems.........................      (a)                160,000         6,250,000
                                     Manchester Equipment...................                         175,000         1,312,500
                                     McAfee Associates......................      (a)                225,000         9,900,000
                                     Pixar..................................      (a)                250,000         3,250,000
                                     Rational Software......................      (a)                185,000         7,319,063
                                     Safeguard Scientifics..................      (a)                 65,000         2,063,750
                                     Simulation Sciences....................      (a)                 30,000           446,250
                                     Summit Design..........................      (a)                460,000         4,715,000
                                     VIASOFT................................      (a)                144,500         6,827,625
                                     Vanstar................................      (a)                397,800         9,746,100
                                                                                                                  ____________
                                                                                                                    60,897,788
                                                                                                                  ____________
     Utilities-3.4%                  Calpine................................     (a)                 500,000        10,000,000
                                     ENSERCH................................                         450,000        10,350,000
                                     Premisys Communications................      (a)                175,000         5,906,250
                                                                                                                  ____________
                                                                                                                    26,256,250
                                                                                                                  ____________
                                     TOTAL COMMON STOCKS
                                       (cost $587,427,771)..................                                      $746,470,110
                                                                                                                  ============

Dreyfus New Leaders Fund, Inc.
Statement of Investments (continued)                                                                  December 31, 1996
Preferred Stocks-.2%                                                                               Shares            Value
                                                                                                 _________         _________
                                     Industrial Services-.1%  Separation Technologies,
                                       Ser. A, 6%, Cum. Conv................    (a,b,c)              243,385    $      924,863
                                                                                                                  ____________
     Technology-.1%                  Crystal Dynamics, Ser. D...............      (a,c)              180,000           675,000
                                                                                                                  ____________
                                     TOTAL PREFERRED STOCKS
                                       (cost $2,281,463)....................                                    $    1,599,863
                                                                                                                  ============
                                                                                                  Principal
Short-Term Investments-6.1%                                                                        Amount
                                                                                                ____________
       U.S. Treasury Bill            4.98%, 3/6/1997
                                       (cost $47,838,286)...................                   $..48,263,000     $  47,837,320
                                                                                                                  ============
TOTAL INVESTMENTS (cost $637,547,520).......................................                         101.9%       $795,907,293
                                                                                                    ========       ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (1.9%)     $ (14,907,830)
                                                                                                    ========       ============
NET ASSETS..................................................................                          100.0%      $780,999,463
                                                                                                    ========       ============

Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Investment in non-controlled affiliates (cost $5,579,112)-see Note
   1(d).
    (c) Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $3,919,092, represents approximately .50% of net assets:

                                                      Acquisition        Purchase        Percentage of
Issuer                                                    Date            Price           Net Assets             Valuation*
____                                                   _________        _______          ___________            ___________
    Crystal Dynamics, Ser. D...........                 7/10/95           $7.50              .08%                  $3.75
    Individual Investors Group.........                 12/15/93          3.25               .26               10% Discount to
                                                                                                                Market Value
    Separation Technologies............                 1/13/95           3.80               .04                    3.80
    Separation Technologies,
         Ser. A, 6% Cum. Conv..........            7/12/93-1/13/95        3.80               .12                    3.80
  *    The valuation of these securities has been determined in good faith under the direction of the Board of Directors.



      See notes to financial statements.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                      DECEMBER 31, 1996
                                                                                                 Cost                 Value
                                                                                              __________           __________
ASSETS:                          Investments in securities-See Statement of Investments      $637,547,520         $795,907,293
                                 Cash.......................................                                         3,265,908
                                 Receivable for investment securities sold..                                         3,676,776
                                 Dividends and interest receivable..........                                           434,581
                                 Receivable for shares of Common Stock subscribed                                      248,723
                                 Prepaid expenses...........................                                            59,849
                                                                                                                   ____________
                                                                                                                   803,593,130
                                                                                                                   ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         544,905
                                 Due to Distributor.........................                                           164,895
                                 Payable for shares of Common Stock redeemed                                        17,193,421
                                 Payable for investment securities purchased                                         4,471,192
                                 Accrued expenses...........................                                           219,254
                                                                                                                   ____________
                                                                                                                     22,593,667
                                                                                                                   ____________
NET ASSETS..................................................................                                      $780,999,463
                                                                                                                  ============
REPRESENTED BY:                  Paid-in capital............................                                      $612,976,561
                                 Accumulated net investment (loss) and distributions in
                                 ....excess of investment income-net                                                (1,115,451)
                                 Accumulated net realized gain (loss)
`                                ....on investments                                                                  10,778,580
                                 Accumulated net unrealized appreciation (depreciation)
                                 ....................        on investments-Note 4(b)                              158,359,773
                                                                                                                   ____________
NET ASSETS..................................................................                                      $780,999,463
                                                                                                                  ============
SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized)..............                                        19,170,631
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                           $40.74
                                                                                                                       =======


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends.............................                 $    4,657,574
                                 Interest...................................                      2,596,715
                                                                                                ____________
                                       Total Income.........................                                         $ 7,254,289
EXPENSES:                        Management fee-Note 3(a)...................                      5,339,903
                                 Shareholder servicing costs-Note 3(b)......                      2,637,824
                                 Registration fees..........................                         84,124
                                 Custodian fees-Note 3(b)...................                         70,920
                                 Professional fees..........................                         65,962
                                 Directors' fees and expenses-Note 3(c).....                         43,027
                                 Prospectus and shareholders' reports.......                         42,784
                                 Miscellaneous..............................                         13,304
                                                                                                ____________
                                       Total Expenses.......................                                           8,297,848
                                                                                                                  ______________
INVESTMENT (LOSS)-NET.......................................................                                         (1,043,559)
                                                                                                                  ______________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions:
                                       Unaffiliated issuers.................                  $  65,426,041
                                       Affiliated issuers...................                        661,851
                                     Short sale transactions................                       (490,058)
                                                                                                ____________
                                     Net Realized Gain (Loss)...............                                         65,597,834
                                 Net unrealized appreciation (depreciation) on investments:
                                     Unaffiliated issuers...................                                         51,212,015
                                     Affiliated issuers.....................                                         (2,747,249)
                                                                                                                  ______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         114,062,600
                                                                                                                  ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $113,019,041
                                                                                                                  ==============






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended                  Year Ended
                                                                                 December 31, 1996           December 31, 1995
                                                                                _____________________      _____________________
OPERATIONS:
  Investment income (loss)-net...................................                $   (1,043,559)             $       838,637
  Net realized gain (loss) on investments........................                    65,597,834                   46,627,417
  Net unrealized appreciation (depreciation) on investments......                    48,464,766                   81,828,227
                                                                                ___________________         ____________________
    Net Increase (Decrease) in Net Assets Resulting from Operations                 113,019,041                  129,294,281
                                                                                ___________________         ____________________
DIVIDENDS TO SHAREHOLDERS:
  From investment income-net.....................................                        __                         (969,861)
  In excess of investment income-net.............................                        __                          (71,892)
  From net realized gain on investments..........................                   (55,873,648)                 (46,321,288)
                                                                                ___________________         ____________________
    Total Dividends..............................................                   (55,873,648)                 (47,363,041)
                                                                                ___________________         ____________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..................................                   384,662,435                  208,486,040
  Dividends reinvested...........................................                    54,550,741                   46,258,284
  Cost of shares redeemed........................................                  (322,304,093)                (121,356,015)
                                                                                ___________________         ____________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions               116,909,083                  133,388,309
                                                                                ___________________         ____________________
      Total Increase (Decrease) in Net Assets....................                   174,054,476                  215,319,549
NET ASSETS:
  Beginning of Period............................................                   606,944,987                  391,625,438
                                                                                ___________________         ____________________
  End of Period..................................................                  $780,999,463                 $606,944,987
                                                                                ==================          ===================
Distributions in excess of investment income (loss)-net..........               $   (1,115,451)             $       (71,892)
                                                                                ___________________         ____________________

                                                                                       Shares                      Shares
                                                                                ___________________         ____________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                     9,444,204                    5,863,111
  Shares issued for dividends reinvested.........................                     1,359,096                    1,274,764
  Shares redeemed................................................                    (7,865,709)                  (3,403,602)
                                                                                ___________________         ____________________
    Net Increase (Decrease) in Shares Outstanding................                     2,937,591                    3,734,273
                                                                                ==================          ===================


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                           Year Ended December 31,
                                                      __________________________________________________________________
PER SHARE DATA:                                        1996          1995           1994            1993          1992
                                                     _________    _________       _________       _________     _________
    Net asset value, beginning of period........      $37.39        $31.33         $34.13          $32.17        $32.29
                                                     _________    _________       _________       _________     _________
    Investment Operations:
    Investment income (loss)-net................       (.05)           .06            .10            .07            .14
    Net realized and unrealized gain (loss)
      on investments.............................      6.47           9.17           (.22)           5.30          2.81
                                                     _________    _________       _________       _________     _________
    Total from Investment Operations..........         6.42           9.23           (.12)          5.37          2.95
                                                     _________    _________       _________       _________     _________
    Distributions:
    Dividends from investment income-net........         -            (.07)          (.08)          (.07)          (.14)
    Dividends from net realized gain on investments   (3.07)         (3.10)         (2.60)         (3.34)         (2.93)
                                                     _________    _________       _________       _________     _________
    Total Distributions..........................     (3.07)         (3.17)         (2.68)         (3.41)        (3.07)
                                                     _________    _________       _________       _________     _________
    Net asset value, end of period...............     $40.74        $37.39         $31.33         $34.13         $32.17
                                                     =========    =========       =========       =========     =========
                                                               ___    ___        ___    ___        ___
TOTAL INVESTMENT RETURN.........................      17.31%        29.80%          (.15%)        17.07%          9.43%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....       1.17%         1.19%          1.16%          1.22%          1.21%
    Ratio of net investment income (loss)
      to average net assets......................     (.15%)          .17%           .30%           .19%           .43%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.....           -             .02%           .05%           .04%           .04%
    Portfolio Turnover Rate......................   102.22%        108.80%         94.21%        127.97%        119.45%
    Average commission rate paid (1)........         $.0568           -             -             -               -
    Net Assets, end of period (000's Omitted)....  $780,999       $606,945       $391,625       $338,967       $233,619
(1)  For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for
purchases and sales of investment securities.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    Dreyfus New Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1996:

                                                                                  Shares
                                         ______________________________________________________________________________________
                                          Beginning                                    End of         Dividend         Market
Name of Issuer                            of Period        Purchases       Sales       Period          Income          Value
                                         _____________    ___________    _________    ____________    __________     _________
Dailey Petroleum Services........               -            320,000        -           320,000         $ -         $3,360,000
Dreco Energy Services, Cl.A......            377,500           -          377,500          -              -               __
Individual Investor Group........            307,692           -            -           307,692           -           2,007,690
Separation Technologies-Common...               -             81,984        -            81,984           -             311,539
Separation Technologies-Preferred             243,385          -            -           243,385           -             924,863

    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

Dreyfus New Leaders Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)

Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the meeting of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends on securities sold short), and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended December 31, 1996.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1996, the Fund was charged $1,779,968 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $406,516 during the period ended December 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $45,299 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receive 50% of such compensation.
    (D) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a six-month period following the date of issuance. During the period ended December 31, 1996, redemption fees amounted to $77,895.

Dreyfus New Leaders Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4-Securities Transactions:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended December 31, 1996:

                                                                                       Purchases                Sales
                                                                                    ________________       ________________
    Long transactions:
      Unaffiliated issuers...........................................                $752,321,272             $677,496,499
      Affiliated issuers.............................................                           __               1,276,769
                                                                                    ________________       ________________
                                                                                      752,321,272              678,773,268
    Short sale transactions..........................................                   4,941,429                3,735,325
                                                                                    ________________       ________________
      Total..........................................................                $757,262,701             $682,508,593
                                                                                    ================       ================

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1996, there were no securities sold short outstanding.
    (B) At December 31, 1996, accumulated net unrealized appreciation on investments was $158,359,773, consisting of $182,916,088 gross unrealized appreciation and $24,556,315 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS NEW LEADERS FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW LEADERS FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New Leaders Fund, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Leaders Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
February 3, 1997


DREYFUS NEW LEADERS FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes, the Fund hereby designates $1.99 per share as a long-term capital gain distribution of the $2.985 per share paid on December 27, 1996. The Fund also designates $.055 per share as a long-term capital gain distribution of the $.085 per share paid on September 16, 1996.

[Dreyfus Lion "d" logo]
DreYFUS NEW LEADERS FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           085AR9612
[Dreyfus logo]
New Leaders
Fund, Inc.
Annual Report
December 31, 1996